UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06115

Exact name of registrant as specified in charter:	Aberdeen Singapore Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders.

Aberdeen Singapore Fund, Inc. (SGF)

Annual Report
October 31, 2017

International Container Cargo ship in operations on port of Singapore

Aberdeen
Simply asset management.

Letter from the Chairman

Dear Stockholder,

Over the past fiscal year the Fund slightly underperformed the MSCI Singapore Index, its primary benchmark, based on net asset value. Nonetheless, the three and five-year performance of the Fund, based on net asset value, exceeds the returns on the index. As usual, the Board has closely monitored the discount to net asset value (NAV) at which our Fund has traded over the past year. The discount has narrowed substantially, particularly following the announcement of a consolidation of the Fund with other Aberdeen-advised closed-end funds, so that the return based on the Fund’s market price has outperformed the return based on its NAV.

In addition to the customary management report, which follows, the Board wanted to alert you to two events. The first is a change in the ultimate parent company of the Fund’s investment manager, Aberdeen Asset Management Asia Limited, that has already occurred. The second, is a fund consolidation that may occur if the proposed consolidation receives sufficient stockholder support.

As announced in March 2017 and included in the Fund’s semi-annual report as of April 30, 2017, Aberdeen Asset Management PLC, the ultimate parent company of the Fund’s investment manager, announced a merger with Standard Life PLC. Following the merger, the combined entity was renamed Standard Life Aberdeen plc. There have been no significant changes in the investment or administrative personnel serving our Fund as a result of the merger. The Board is monitoring the change to ensure that the interests of our stockholders are well-served.

The investment manager presented a proposal to the Board to consolidate the Fund with seven other closed-end funds managed by Aberdeen advisers with the intent of forming a fund with sufficient scale to facilitate a more liquid secondary market and the prospect of trading at a smaller discount to asset value than the individual closed end funds that would be merged. The proposal is to consolidate these funds into the Aberdeen Chile Fund, Inc., which would, in connection with the reorganization, be renamed the Aberdeen Emerging Markets Equity Income Fund, Inc. The proposal will be explained in detail in a prospectus/proxy statement that will be available during the first quarter of 2018. Stockholders will have the opportunity to vote on the proposal during the first half of 2018.

The Board continues to be impressed by the global resources and professionalism Aberdeen exhibits in managing the Fund’s assets and we take comfort in Aberdeen’s impressive long-term track record in emerging markets.

Yours sincerely,

Moritz Sell
Chairman of the Fund’s Board of Directors

Aberdeen Singapore Fund, Inc.	1

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report which covers the activities of Aberdeen Singapore Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2017. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in Association of Southeast Nations (“ASEAN”) Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Total Investment Return

For the fiscal year ended October 31, 2017, the total return to stockholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark are as follows:

NAV*	27.3%
Market Price*	36.3%
MSCI Singapore Index[1]	29.9%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 4 Report of the Investment Manager.

NAV and Share Price

	NAV	Market Price	Discount
10/31/2016	$10.68	$9.09	14.9%
10/31/2017	$13.56	$12.36	8.8%

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at discounts to NAV in excess of 12% and when in the reasonable judgment of management such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2017, the Fund repurchased 137,816 shares, which represented 1.8% of the outstanding shares at the start of the period.

Fund Consolidation

In light of increasingly challenging conditions for smaller closed-end funds, the Fund’s investment manager presented a proposal to the Board in an effort to create a more sustainable fund with broader investment appeal, increased portfolio yield characteristics, and a bigger fund with increased secondary market liquidity. In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. The combined fund would be managed by the Fund’s investment manager, or an affiliate of the Fund’s investment manager, and otherwise serviced by the same service providers as currently serve the Fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities to seek to provide both current income and long term capital appreciation. The Combined Fund may use leverage to achieve its objective. It is anticipated that the Combined Fund’s benchmark would be the MSCI Emerging Markets Index and that the Combined Fund would trade on the NYSE American (formerly, NYSE MKT) under a new ticker symbol, expected to be AEF. The Combined Fund’s strategy will seek to capitalize on Aberdeen’s global emerging market equity capability by investing in a global portfolio of emerging market securities. Following the consolidation, it is anticipated that the Board of Directors of the Combined Fund will consider the approval of a tender offer at 99% of NAV. The tender offer size, in combination with estimated capital gains to be distributed, will be up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The price, size and terms of the offer will be determined by the Combined Fund’s board at a later date. The proposed consolidation is subject to several conditions, including approval by Fund stockholders of record on December 18, 2017, who will receive a prospectus/proxy statement describing the proposed consolidation and requesting their approval of the consolidation of the Fund into the Acquiring Fund. It is expected that a special meeting of the Fund’s stockholders to consider the consolidation will be held on or about March 16, 2018. It is currently anticipated that the proposed consolidation will occur prior to the end of April 2018, subject to all requisite regulatory and stockholder approvals. The proposed tender offer would be conducted as soon as practicable following the consolidation.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Stockholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of

1   The MSCI Singapore Index is designed to measure the performance of the large and mid-cap segments of the Singapore market. With 27 constituents, the index covers approximately 85% of the free float-adjusted market capitalization of the Singapore equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	Aberdeen Singapore Fund, Inc.

Stockholder Letter (unaudited) (concluded)

Standard Life Aberdeen plc, but otherwise did not change. The investment management and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also did not change as a result of the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.The Fund’s most recent Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeensgf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•    Visit: cef.aberdeen-asset.us;

•    Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•    Email: InvestorRelations@aberdeenstandard.com; or

•    Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

Important Information

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, any securities, nor is this letter intended to solicit any vote from any stockholder in connection with the proposed transaction described under “Fund Consolidation”. Such solicitations will only be made by a final, effective registration statement, which includes a definitive proxy statement/prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

STOCKHOLDERS OF THE FUND ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONSOLIDATION AND RELATED MATTERS.

The Registration Statement will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Registration Statement and other documents filed with the SEC (when they become available) at the SEC’s web site at www.sec.gov. In addition, free copies of the Registration Statement and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling 1-800-522-5465.

Aberdeen Singapore Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/economic review

Singapore equities posted gains during the 12-month period ended October 31, 2017, supported by a synchronized global economic recovery and expectations of a gradual tightening of U.S. monetary policy. The Singapore market lost ground at the beginning of the period amid investors’ anxiety from uncertainties surrounding global monetary policy, the surprising victory of Donald Trump in the U.S. presidential election in November 2016, as well as worries over Brexit negotiations between the UK and the European Union. However, solid corporate earnings, promises of tax reforms in the U.S., stabilizing economic growth in China, and expectations of interest-rate hikes from major global central banks subsequently whetted investors’ risk appetite.

On the economic front, investor sentiment was buoyed by firm gross domestic product (GDP) growth data for the Singapore economy. In a further sign of more stable economic footing, the Monetary Authority of Singapore, the country’s central bank, maintained its accommodative policy, but alluded to rising price pressures going forward. At the sector level, shares of property companies drove much of the stock market’s rise over the period. A slew of collective sales1 during the period following the government’s previous tweaks to property curbs, which were seen as signs of easing, fueled a rally in real estate stocks. The financials sector also performed well on the back of smaller exposures to non-performing loans, along with higher net interest margins.

Fund performance review

The Fund garnered a positive return over the 12-month period ended October 31, 2017, but underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Singapore Index, on a net asset value basis. Overall stock selection weighed on Fund performance, while asset allocation had a positive impact.

At the stock level, the Fund’s holding in healthcare facilities operator Raffles Medical Group, which is not a benchmark constituent, was the largest detractor from performance for the reporting period. Weakness in medical tourism2 flows, as well as higher staff costs on the back of its expansion in Singapore and China, continued to drag on the company’s earnings during the period. However, we believe that, over the longer term, these investments are necessary and will improve Raffles Medical Group’s growth prospects.

The Fund’s underweight position in lender DBS Group Holdings also weighed on the Fund’s performance relative to its benchmark for the reporting period, as Singapore bank stocks rose on expectations of central bank interest-rate hikes and solid earnings amid recovering economic growth. Although the Fund is underweight in DBS relative to the benchmark, we maintain a large position in the company as it has wide regional exposure and good management, in our opinion.

The Fund’s exposure to Jardine Matheson, which is not represented in the MSCI Singapore Index, also detracted from the Fund’s relative performance for the period, as shares of the company underperformed the benchmark during the quarter. However, we believe that the diversified conglomerate is well positioned to benefit from the growing consumption trends in the Asia-Pacific region.

The Fund’s holding in Venture Corporation was the primary contributor to positive performance for the reporting period. The global electronics services provider reported generally positive results over the period, and investor sentiment was further supported by a global technology stock rally. Additionally, Venture Corporation’s chief executive officer purchased the company’s shares in the open market. We believe that Venture Corporation has a good track record in the electronics-manufacturing sector, strong capital management and solid finances. The company continues to work closely with customers in higher-value segment and is involved in every step of the design-to-manufacturing process.

The Fund’s underweight position versus its benchmark in telecom Singtel was another notable contributor to the Fund’s relative performance for the reporting period, as its stock price declined amid increased competition in its domestic market. The overweight position in property developer City Developments Limited (CDL) also bolstered the Fund’s relative performance. CDL reported solid earnings and revenue growth over the reporting period, and also benefited from investors’ optimism regarding the property sector following a spate of successful collective sales and private-residential property prices rising for the first time in more than four years. We see value in the company, not just from its sizeable low-cost land bank, but also from its holding in the global Millennium & Copthorne hotel chain.

Outlook

We believe that the solid, broad-based global economic recovery should continue, making it the most sustained period of global growth since the financial crisis of the late-2000s. Major economies such as the United States., the Eurozone, and Japan are expected to register higher growth rates for the 2017 calendar year when compared to 2016. China’s growth trajectory is also on a more stable path, which we think should buoy Asia-Pacific region markets.

However, we believe that there are risks ahead amid tightening liquidity. We think that the U.S. Federal Reserve will raise interest rates in the near term and push ahead with its plan to reduce the size of its

1   A collective sale is the sale of two or more property units to a single common purchaser.

2   Medical tourism is the process of traveling outside an individual’s country of residence for the purpose of receiving medical care.

4	Aberdeen Singapore Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

balance sheet. The process of withdrawing stimulus is tricky and could prove to be more disruptive than expected, in our view. A stronger U.S. dollar and rising geopolitical tension risk straining Singapore’s stock market further.

Nevertheless, we think that Singapore equities will likely remain buoyant, supported by Asian central banks which are expected to stand pat – or even loosen – monetary policy to stimulate domestic consumption. This should extend the rebound in demand for Asia’s exports, as reflected by Singapore’s recent strong export numbers. At the same time, we believe that China’s growth, coupled with the global economic upturn, will lend further support to earnings for Singapore companies, some of which have already seen upgraded earnings estimates. In our view, these factors bode well for the Singapore stock market, where many listed companies have operations in the region. We believe that the Fund’s holdings should benefit as many countries are expected to enjoy sustained economic growth into 2018.

Aberdeen Asset Management Asia Limited

Aberdeen Singapore Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2017.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	27.3%	3.7%	3.6%	1.2%
Market Price	36.3%	4.6%	4.1%	1.2%
MSCI Singapore Index	29.9%	2.9%	3.5%	2.3%

Aberdeen Asset Management Inc., the Fund’s administrator and provider of investor relations services, has entered into an agreement with the Fund to limit investor relations services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeensgf.com or by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2017 was 1.39%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2017 was 1.39%.

6	Aberdeen Singapore Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2017:

Name of Security	As a Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	11.8%
DBS Group Holdings Ltd.	9.0%
City Developments Ltd.	7.1%
United Overseas Bank Ltd.	6.9%
Singapore Telecommunications Ltd.	6.5%
Keppel Corp. Ltd.	5.5%
Venture Corp. Ltd.	5.1%
Jardine Matheson Holdings Ltd.	4.7%
ComfortDelGro Corp. Ltd.	3.9%
Jardine Cycle & Carriage Ltd.	3.8%

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2017, the Fund did not have more than 25% of its assets invested in any industry, except banks, which accounted for 27.7% of the Fund’s assets due to market changes that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS Sectors, are comprised of several industries. As of October 31, 2017, the Fund held 99.1% of its net assets in equities, 0.4% in a short-term investment and 0.5% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Financials	30.6%*
Industrials	22.9%
Real Estate	22.4%
Telecommunication Services	6.5%
Information Technology	5.6%
Consumer Discretionary	4.4%
Health Care	4.3%
Consumer Staples	2.2%
Materials	0.2%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	0.5%
100.0%

*  As of October 31, 2017, the Fund’s holdings in the Financials sector consisted of three industries: Banks, Capital Markets and Consumer Finance, which represented 27.7%, 2.0% and 0.9%, respectively, of the Fund’s net assets.

Aberdeen Singapore Fund, Inc.	7

Portfolio of Investments

As of October 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—99.1%(a)
COMMON STOCKS—99.1%
HONG KONG—5.2%
73,500	Jardine Matheson Holdings Ltd.	Industrial Conglomerates—4.7%	$ 4,708,523
11,500	Jardine Strategic Holdings Ltd.	Industrial Conglomerates—0.5%	482,369
			5,190,892
INDONESIA—0.9%
832,200	Delfi Ltd.(b)	Food Products—0.9%	903,570
MALAYSIA—0.9%
688,000	IHH Healthcare Bhd(b)	Health Care Providers & Services—0.9%	916,575
SINGAPORE—92.1%
458,700	BreadTalk Group Ltd.(b)	Hotels, Restaurants & Leisure—0.5%	530,007
482,900	Bukit Sembawang Estates Ltd.	Real Estate Management & Development—2.2%	2,249,758
1,284,600	CapitaLand Ltd.	Real Estate Management & Development—3.4%	3,459,418
1,497,807	CDL Hospitality Trusts(b)	Equity Real Estate Investment Trusts (REIT)—1.8%	1,796,577
750,200	City Developments Ltd.	Real Estate Management & Development—7.1%	7,124,554
2,656,100	ComfortDelGro Corp. Ltd.	Road & Rail—3.9%	3,937,554
544,373	DBS Group Holdings Ltd.	Banks —9.0%	9,090,242
1,654,953	Far East Hospitality Trust(b)	Equity Real Estate Investment Trusts (REIT)—0.9%	849,877
2,035,000	FJ Benjamin Holdings Ltd.(b)(c)	Specialty Retail—0.1%	86,589
677,600	Fraser and Neave Ltd.(b)	Food Products—1.3%	1,262,640
465,800	Hong Leong Finance Ltd.	Consumer Finance—0.9%	933,498
1,741,500	HRnetgroup Ltd.(b)(c)	Professional Services—1.1%	1,098,738
632,000	iFAST Corp. Ltd.	Internet Software & Services—0.5%	450,012
133,461	Jardine Cycle & Carriage Ltd.	Distributors—3.8%	3,859,221
1,005,300	Keppel Corp. Ltd.	Industrial Conglomerates—5.5%	5,533,439
960,000	Keppel DC REIT	Equity Real Estate Investment Trusts (REIT)—1.0%	968,367
1,803,197	Keppel REIT(b)	Equity Real Estate Investment Trusts (REIT)—1.6%	1,554,366
861,000	Mapletree Commercial Trust(b)	Equity Real Estate Investment Trusts (REIT)—1.0%	982,213
1,359,515	Oversea-Chinese Banking Corp. Ltd.	Banks—11.8%	11,873,485
4,131,260	Raffles Medical Group Ltd.(b)	Health Care Providers & Services—3.4%	3,424,785
705,200	Riverstone Holdings Ltd.(b)	Commercial Services & Supplies—0.5%	545,804
850,000	SATS Ltd.	Transportation Infrastructure—2.9%	2,931,974
351,000	Singapore Exchange Ltd.	Capital Markets—2.0%	1,975,315
440,000	Singapore Post Ltd.	Air Freight & Logistics—0.4%	414,783
1,183,900	Singapore Technologies Engineering Ltd.	Aerospace & Defense—3.0%	3,022,456
2,384,800	Singapore Telecommunications Ltd.	Diversified Telecommunication Services—6.5%	6,562,885
115,690	Straits Trading Co. Ltd.	Metals & Mining—0.2%	202,785
200,000	United Engineers Ltd.	Construction & Engineering—0.4%	387,450
385,771	United Overseas Bank Ltd.	Banks—6.9%	6,969,219
354,900	Venture Corp. Ltd.	Electronic Equipment Instruments & Components—5.1%	5,073,184
1,050,000	Wheelock Properties (Singapore) Ltd.	Real Estate Management & Development—1.5%	1,540,888
4,493,600	Yoma Strategic Holdings Ltd.	Real Estate Management & Development—1.9%	1,927,814
			92,619,897
	Total Common Stocks		99,630,934
	Total Long-Term Investments—99.1% (cost $80,066,033)		99,630,934

8	Aberdeen Singapore Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2017

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
443,445	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96%(d)	$ 443,445
	Total Short-Term Investment—0.4% (cost $443,445)	443,445
	Total Investments—99.5% (cost $80,509,478)(e)	100,074,379
	Other Assets in Excess of Liabilities—0.5%	498,980
	Net Assets—100.0%	$100,573,359

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Security is not valued by applying a valuation factor. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Non-income producing security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.
(e)	See Note 10 of accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	9

Statement of Assets and Liabilities

As of October 31, 2017

Assets
Investments, at value (cost $80,066,033)	$ 99,630,934
Short-term investments, at value (cost $443,445)	443,445
Foreign currency, at value (cost $636,258)	635,868
Interest and dividends receivable	43,167
Receivable for investments sold	6,461
Prepaid expenses and other assets	33,948
Total assets	100,793,823
Liabilities
Investment management fees payable (Note 3)	61,372
Administration fees payable (Note 3)	6,718
Investor relations fees payable (Note 3)	5,116
Other accrued expenses	147,258
Total liabilities	220,464

Net Assets	$100,573,359
Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 74,189
Paid-in capital in excess of par	80,952,170
Accumulated net investment income	1,505,564
Accumulated net realized loss from investments and foreign currency transactions	(1,523,077)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	19,564,513
Net Assets	$100,573,359
Net asset value per share based on 7,418,948 shares issued and outstanding	$ 13.56

See Notes to Financial Statements.

10	Aberdeen Singapore Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2017

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $23,364)	$ 2,873,984
2,873,984
Expenses
Investment management fee (Note 3)	663,568
Directors’ fees and expenses	124,815
Administration fee (Note 3)	71,948
Legal fees and expenses	61,063
Independent auditors’ fees and expenses	52,087
Insurance expense	51,561
Reports to stockholders and proxy solicitation	48,616
Investor relations fees and expenses (Note 3)	47,556
Custodian’s fees and expenses	41,800
NYSE listing fee	23,739
Transfer agent’s fees and expenses	20,438
Miscellaneous	44,358
Total operating expenses before reimbursed/waived expenses	1,251,549
Less: Investor relations fee waiver (Note 3)	(2,589)
Total operating expenses	1,248,960

Net Investment Income	1,625,024
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	(79,758)
Foreign currency transactions	24,239
(55,519)
Net change in unrealized appreciation/(depreciation) on:
Investments	19,774,449
Foreign currency translation	(512)
19,773,937
Net realized and unrealized gain from investments and foreign currency related transactions	19,718,418
Net Increase in Net Assets Resulting from Operations	$21,343,442

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	11

Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,625,024	$ 1,901,872
Net realized loss from investment transactions	(79,758)	(1,361,092)
Net realized gain/(loss) from foreign currency transactions	24,239	(10,241)
Net change in unrealized appreciation/(depreciation) on investments	19,774,449	(214,040)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(512)	20
Net increase in net assets resulting from operations	21,343,442	316,519
Distributions to Stockholders from:
Net investment income	(169,183)	(1,920,359)
Net decrease in net assets from distributions	(169,183)	(1,920,359)
Capital Share Transactions:
Reinvestment of dividends resulting in the issuance of 476 and 23,098 shares of common stock, respectively	4,373	184,780
Repurchase of common stock under the open market repurchase policy (137,816 and 170,453), respectively (Note 7)	(1,300,093)	(1,487,499)
Change in net assets from capital stock transactions	(1,295,720)	(1,302,719)
Change in net assets resulting from operations	19,878,539	(2,906,559)
Net Assets:
Beginning of year	80,694,820	83,601,379
End of year (including accumulated net investment income of $1,505,564 and $461, respectively)	$100,573,359	$ 80,694,820

See Notes to Financial Statements.

12	Aberdeen Singapore Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$10.68	$10.85	$13.90	$14.87	$15.19
Net investment income	0.22	0.25	0.26	0.29	0.39
Net realized and unrealized gains/(losses) on investments and foreign currencies	2.65	(0.21)	(2.28)	(0.37)	0.57
Total from investment operations	2.87	0.04	(2.02)	(0.08)	0.96
Distributions from:
Net investment income	(0.02)	(0.25)	(0.25)	(0.38)	(0.61)
Net realized gains	–	–	(0.23)	(0.51)	(0.65)
Tax return of capital	–	–	(0.57)	–	–
Total distributions	(0.02)	(0.25)	(1.05)	(0.89)	(1.26)
Capital Share Transactions:
Dilutive effect of dividend reinvestment	–	–	–	–	(0.02)
Impact of open-market repurchase policy (Note 7)	0.03	0.04	0.02	–	–
Total capital share transactions	0.03	0.04	0.02	–	(0.02)
Net asset value, end of year	$13.56	$10.68	$10.85	$13.90	$14.87
Market value, end of year	$12.36	$9.09	$9.33	$12.34	$13.43

Total Investment Return Based on(b):
Market value	36.31%	0.47%	(16.50% )	(1.47% )	8.37%
Net asset value	27.28%	1.51%	(13.80% )	0.24%	7.04%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$100.6	$80.7	$83.6	$106.6	$113.6
Average net assets (in millions)	$89.9	$80.0	$97.6	$110.0	$116.4
Net operating expenses, net of fee waivers	1.39%	1.48%	1.47%	1.47%	1.43%
Net operating expenses, excluding fee waivers	1.39%	1.50%	1.48%	1.47%	1.43%
Net investment income	1.81%	2.38%	2.01%	1.99%	2.57%
Portfolio turnover	18%	11%	8%	11%	10%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	13

Notes to Financial Statements

October 31, 2017

1. Organization

Aberdeen Singapore Fund, Inc., (the “Fund”), was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of October 31, 2017, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Fund Consolidation

In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities. The Combined Fund may use leverage to achieve its objective. The proposed consolidation is subject to several conditions, including approval by Fund stockholders, who will receive a prospectus/proxy statement describing the proposed consolidation. The Stockholder Letter contains further information about the Fund Consolidation.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a

14	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

“government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	13,951,741	85,679,193	–	99,630,934
Short-Term Investment	443,445	–	–	443,445
	14,395,186	85,679,193	–	100,074,379

Amounts listed as “–“ are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the fiscal year ended October 31, 2017, the securities issued by CDL Hospitality Trusts, FJ Benjamin Holdings Ltd., Keppel REIT, Raffles Medical Group Ltd. and Riverstone Holdings Ltd. transferred from Level 2 to Level 1 at the values of $1,796,577, $86,589, $1,554,366, $3,424,785 and $545,804, respectively, because the securities were valued without the application of a valuation factor at October 31, 2017. During the fiscal year ended October 31, 2017, the securities issued by Jardine Matheson Holdings Ltd. and Straits Trading Co. Ltd. transferred from Level 1 to Level 2 in the amounts of $4,708,523 and $202,785 because a valuation factor was applied at October 31, 2017.

For the fiscal year ended October 31, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the

Aberdeen Singapore Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2017

Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements (or expected to be taken in future tax years). Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

16	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned. In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the fiscal year ended October 31, 2017, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Stockholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The agreement that the Fund has with Aberdeen PLC’s subsidiary companies, the services provided under the agreements, and the fees charged for those services did not change as a result of the Merger. The portfolio management team for the Fund also did not change as a result of the Merger.

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the fiscal year ended October 31, 2017, the Fund paid AAMAL $663,568.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement, under which AAMI receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund’s average weekly net assets. During the fiscal year ended October 31, 2017, AAMI earned $71,948 from the Fund for administration fees.

Aberdeen Singapore Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2017

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2017, the Fund incurred investor relations fees of approximately $47,556 of which AAMI waived $2,589 for investor relations services.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2017, were $15,638,680 and $15,541,706, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2017, the Fund repurchased 137,816 shares pursuant to the Open Market Repurchase Policy (See Note 7) and reinvested 476 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2017, there were 7,418,948 shares of common stock issued and outstanding.

6. Discount Management Policy

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. During the fiscal year ended October 31, 2017, the Fund repurchased 137,816 shares.

7. Open Market Repurchase Policy

Effective April 11, 2012, the Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012 in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. On a quarterly basis, the Board will receive information on any transactions made pursuant to the open market purchase policy during the prior quarter. During the fiscal year ended October 31, 2017, the Fund repurchased 137,816 shares under this policy and under the Discount Management Policy (see Note 6).

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

18	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrial Sector Risk. To the extent that the industrials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Industrial companies are affected by supply and demand both for their specific products or services and for industrial sector products or services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Real Estate Sector Risk. To the extent that the real estate sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

d. Mid-Cap Securities Risk

Stocks of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

e. Small-Cap Securities Risk

The Fund may be subject to Small-Cap Securities Risk. Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

f. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the

Aberdeen Singapore Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2017

investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$81,133,895	$22,493,954	$(3,553,470)	$18,940,484

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Distributions paid from:
Ordinary Income	$169,183	$1,920,359
Total tax character of distributions	$169,183	$1,920,359

As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$2,095,223
Total undistributed earnings	$2,095,223
Capital loss carryforward	(1,488,318	)*
Unrealized appreciation/(depreciation)	18,940,095	**
Total accumulated earnings/(losses) – net	$19,547,000

*

As of October 31, 2017, the Fund has a capital loss carryforward available of $1,488,318, which consisted of long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

**

The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales and investments in passive foreign investment companies.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to investments in passive foreign investment companies and foreign currency gains and losses. These reclassifications have no effect on net assets or NAVs per share.

Accumulated net investment income	Accumulated net realized loss from investments and foreign currency transactions
$49,262	$(49,262)

20	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2017

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2017, other than as noted below.

On December 19, 2017, the Fund announced that it will pay on January 8, 2018 a distribution of $0.28347 per share to all stockholders of record as of December 29, 2017.

Aberdeen Singapore Fund, Inc.	21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of
Aberdeen Singapore Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Singapore Fund, Inc. (the “Fund”), as of October 31, 2017, and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for each of the years in the four-year period ended October 31, 2016 were audited by other independent registered public accountants, whose report thereon dated December 27, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 28, 2017

22	Aberdeen Singapore Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Singapore Fund, Inc. during the fiscal year ended October 31, 2017:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
01/11/17	0.02260	0.000000	0.000000	0.02260	0.000000	0.02260	0.000000	0.000000

(1) The fund is not able to pass through Foreign Tax Credit to its Stockholders.

(2) The fund is not able to pass through Qualified Dividend Income to its Stockholders.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Thursday, June 21, 2017 1735 Market Street, 32th Floor, Philadelphia, Pa. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect one director to serve as a Class II Director to the Board of Directors:

	Votes For	Votes Against
Richard Herring	4,742,962	1,206,284

Directors whose term of office continued beyond the Meeting are as follows: David Harmer, Rahn Porter and Moritz Sell.

Change in Independent Registered Public Accounting Firm

On September 12, 2017, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm for Fund. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years prior to the October 31, 2017 fiscal year end (in other words, the fiscal years ended October 31, 2016 and October 31, 2015 (the “2015 and 2016 fiscal years”)) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s 2015 and 2016 fiscal years and the subsequent interim period through September 12, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s 2015 and 2016 fiscal years the subsequent interim period through September 12, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On September 12, 2017, upon the recommendation of its Audit Committee, the Board of Directors of the Fund approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017, contingent on KPMG’s delivery of an independence letter that was satisfactory to the Fund’s Audit Committee. After completing its standard client evaluation procedures and delivering its independence letter to the Audit Committee, KPMG accepted the engagement effective on November 9, 2017. The Board and its Audit Committee considered the engagement of KPMG in connection with the resignation of the Fund’s former independent registered accounting firm on September 12, 2017. During the Fund’s 2015 and 2016 fiscal years and the subsequent interim period through November 9, 2017, neither the Fund, nor anyone on its behalf, consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Aberdeen Singapore Fund, Inc.	23

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Aberdeen Singapore Fund, Inc. (the “Fund”) held on June 13, 2017, the Board reviewed and considered the nature, quality and extent of services provided by Aberdeen Asset Management Asia Limited (the “Investment Manager”), under the Investment Management Agreement with the Investment Manager (the “Investment Management Agreement”). The Board reviewed and considered the qualifications of the portfolio management team and other key personnel of the Investment Manager who provide investment advisory services to the Fund and determined that they are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and its personnel. The Board concluded that the nature, quality and extent of advisory services provided to the Fund by the Investment Manager were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board noted that the Investment Manager had been managing the Fund for less than five years. The Board reviewed and considered the Fund’s performance for the last three full year periods, as well as the quarter ended March 31, 2017, as provided to the Board prior to the Meeting. For the quarter and the last three years, the Fund had generally outperformed the Fund’s benchmark, the MSCI Singapore Index, although there were periods of underperformance The Board also reviewed a comparison of the Fund’s performance compared with all other closed-end funds within the Miscellaneous Region Category (as assigned by Morningstar), as provided in the materials distributed to the Board prior to the Meeting, noting that for the most part the other funds invested in markets that were not comparable to the Singapore market. The Fund ranked in the third quartile in annualized total return for the one year period (as of March 31, 2017) time period and in the fourth quartile for the three year time period (as of March 31, 2017). The Board concluded that the Fund’s overall performance over the periods reviewed was generally somewhat better than its benchmark.

Fees Relative to Other Funds Advised by the Investment Manager

The Board reviewed and considered the advisory fees paid by the Fund under the Investment Management Agreement (the “Investment Manager Fee”) and information showing the advisory fees paid by other U.S. registered closed-end funds managed by the Investment Manager or its affiliates (“Other Aberdeen Funds”) and fees charged by the Investment Manager to other clients with assets invested in Singapore. The Board noted that the Investment Manager Fee was lower than the fees charged to most of the Other Aberdeen Funds and largely in the same range of fees charged to other clients with comparable investment strategies and determined that the Investment Management Fee was appropriate.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed and considered the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund’s advisory fees under the Investment Management Agreement were generally lower than the fees paid by other country funds. The Board also noted that the total expense ratio of the Fund was in the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund’s advisory fees under the Investment Management Agreement and noted that it does include a breakpoint. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

24	Aberdeen Singapore Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

Other Benefits to the Investment Manager or its Affiliates

In considering whether the Investment Manager benefits in other ways from its relationship with the Fund, the Board noted that the Fund’s brokerage transactions are not effected through the Investment Manager or any of its affiliates. The Board also noted that an affiliate of the Investment Manager serves as Administrator to the Fund. The Board noted that, based on its review of the arrangements for administrative services, any benefit the Investment Manager’s affiliate receives from providing those services appears to be appropriate. The Board concluded that, to the extent that the Investment Manager or its affiliates derive other benefits from their relationships with the Fund, those benefits are not such as to render the Investment Manager’s fees excessive.

Investment Manager Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Investment Manager was financially sound and had the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager’s operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

Aberdeen Singapore Fund, Inc.	25

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than  the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

26	Aberdeen Singapore Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Moritz A. Sell c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Chairman of Board of Directors, Audit Committee Member	Since 2011; current term ends at the 2018 annual Meeting	Mr. Sell currently serves as Principal at Edison Holdings GMBH (commercial real estate and venture capital) since October 2015. In addition, Mr. Sell serves as a Senior Advisor to Markston International LLC, an independent investment manager since January 2014. Mr. Sell was a director, market strategist of Landesbank Berlin AG and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to 2013.	3	–

David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	Director, Audit Committee Member	Since 1996; current term ends at the 2019 annual Meeting	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, Utah, from 2005 to 2008.	2	Director of the Thai Capital Fund from 2000 to 2013.

Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Director, Audit Committee Member	Since 2007; current term ends at the 2020 annual Meeting	Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, since 1972, where he is also founding director of The Wharton Financial Institutions Center.In addition, he is a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council. Co-chair of the Shadow Financial Regulatory Committee, from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016.	2	Trustee, Deutsche Asset Management Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank Delaware, since 2010; Director of the Thai Capital Fund from 2007 to 2013.

Aberdeen Singapore Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2019 annual Meeting	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	20	Director, CenturyLink Asset Management Company, since 2006; Director, BlackRidge Financial Inc., since 2005; Director of The Thai Capital Fund from 2007 to 2013.

*                   As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, the Aberdeen Funds (which consists of 18 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Harmer and Herring also serve on the Aberdeen Japan Equity Fund, Inc. Mr. Sell also serves on Aberdeen Australia Equity Fund, Inc. and Aberdeen Greater China Fund, Inc. Mr. Porter also serves on Aberdeen Japan Equity Fund, Inc. and the Aberdeen Funds.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Alan Goodson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	President	Since August 2011

Currently, Head of Product-Americas, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson joined Aberdeen in 2000.

Jeffrey Cotton** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since August 2011

Currently, Head of International Compliance for Standard Life Aberdeen plc (since 2017) and Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. He joined Aberdeen in 2010 as Head of Compliance – Americas.

Andrea Melia** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since August 2011	Currently, Head of Fund Operations, Traditional Assets – Americas and Vice President of Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

28	Aberdeen Singapore Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since August 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. (since 2009). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.

Bev Hendry** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since December 2014

Currently Chief Executive of Americas. He is a member of the Aberdeen Standard Management Executive Committee and President and Chief Executive Officer of the Aberdeen Funds. Mr. Hendry first Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr Hendry left Aberdeen in 2008 when the company moved to its headquarters in Philadelphia. Mr Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as Chief Operating Officer for 6 years.

Jennifer Nichols** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since August 2011	Currently, Global Head of Legal for Aberdeen Standard Investments and Director and Vice President for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen in 2006 as US Counsel.

Christian Pittard** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since August 2011

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Lucia Sitar** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since August 2011	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. since 2013. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007 as U.S. Counsel.

Joseph Andolina** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently, Head of Conduct & Compliance – Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance – Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group

Sharon Ferrari** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. since 2013. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Aberdeen Singapore Fund, Inc.	29

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Heather Hasson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. She joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

*      Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 27, 2017.

**     Messrs. Pittard, Cotton, Hendry, Goodson and Andolina and Mses. Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, Inc., Aberdeen Funds and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

30	Aberdeen Singapore Fund, Inc.

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Corporate Information

Directors

Moritz A. Sell, Chairman

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President -- Compliance

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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SGF-ANNUAL

Item 2. Code of Ethics.

(a)               As of October 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)                There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Rahn K. Porter, a member of the Registrant’s Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is considered to be an “independent” Director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2017	$47,500	$0	$8,500	$0
October 31, 2016(2)	$45,000	$0	$11,460	$0

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(2)         Fees for the fiscal year ended October 31, 2016 were paid to the Registrant’s prior independent public accounting firm.

(e)(1)          The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.  The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                          Not applicable.

(g)                         Non-Audit Fees

(g)                         For the fiscal year ended October 31, 2017, KPMG, billed $656,101 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.  For the fiscal year ended October 31, 2016, the Registrant’s former independent public accounting firm billed $9,857 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.

(h)                        The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2017, the Audit Committee members were:

David G. Harmer

Richard J. Herring

Rahn K. Porter

Moritz Sell

(b)         Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young is Head of Asia Pacific for Aberdeen Standard Investments. He was formerly a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

James Thom Senior Investment Manager Equities - Asia	Responsible for company research and oversight of portfolio construction

James Thom is a Senior Investment Manager on the Asian Equities Team. James joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. James joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia.

James holds an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

Flavia Cheong Head of Equities — Asia Pacific ex Japan	Responsible for company research and oversight of portfolio construction

Flavia Cheong is the Head of Asia Pacific ex Japan Equity on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Flavia joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA charterholder.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Christopher Wong Senior Investment Manager Equities — Asia	Responsible for company research and oversight of portfolio construction

Christopher Wong is a Senior Investment Manager on the Asian Equities Team. Christopher joined Aberdeen in 2001 in the Private Equity Team and transferred to the Asian Equities Team in 2002. Previously, Christopher worked for Andersen Corporate Finance as an Associate Director advising clients on mergers and acquisitions in South East Asia. Christopher holds a BA in Accounting and Finance from Heriot-Watt University, Edinburgh. Christopher is a Fellow of the Chartered Certified Accountants (FCCA) and is a CFA® charterholder.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Kristy Fong Senior Investment Manager Equities - Asia	Responsible for company research and oversight of portfolio construction

Kristy Fong is a Senior Investment Manager on the Asian Equities Team. Kristy joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy holds a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA® charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

(a)(2) The information in the table below is as of October 31, 2017.

Name of Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	23	$10,253.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,429.62	15	$4,578.95

James Thom	Registered Investment Companies	23	$10,253.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,429.62	15	$4,578.95

Flavia Cheong	Registered Investment Companies	23	$10,253.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,429.62	15	$4,578.95

Christopher Wong	Registered Investment Companies	23	$10,253.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,429.62	15	$4,578.95

Kristy Fong	Registered Investment Companies	23	$10,253.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,429.62	15	$4,578.95

Total assets are as of October 31, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.3279.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2017
Hugh Young	$0
James Thom	$0
Flavia Cheong	$0
Christopher Wong	$0
Kristy Fong	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2016 through November 30, 2016	38,634	$8.94	38,634	429,385
December 1, 2016 through December 31, 2016	31,700	$9.04	31,700	397,685
January 1, 2017 through January 31, 2017	24,912	$9.41	24,912	372,773
February 1, 2017 through February 28, 2017	19,770	$9.64	19,770	353,003
March 1, 2017 through March 31, 2017	22,800	$10.54	22,800	330,203
April 1, 2017 through April 30, 2017	0	None	0	330,203
May 1, 2017 through May 31, 2017	0	None	0	330,203
June 1, 2017 through April 30, 2017	0	None	0	330,203
July 1, 2017 through July 31, 2017	0	None	0	330,203
August 1, 2017 through August 31, 2017	0	None	0	330,203
September 1, 2017 through September 30, 2017	0	None	0	330,203
October 1, 2017 through October 31, 2017	0	None	0	330,203
Total	137,816	$9.51	137,816	—

(1) On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)                                  Proxy Voting Policy of Registrant

(d)                                 Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Singapore Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: January 8, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Singapore Fund, Inc.

Date: January 8, 2018